SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

DREYFUS PREMIER GNMA FUND, INC.

(Name of Registrant as Specified in its Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:_________________________
(2)	Aggregate number of securities to which transaction applies:________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:_______________________________
(5)	Total fee paid:___________________________________________________________

☐	Fee previously paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:____________________________
(2)	Form, schedule or registration statement no.:____________
(3)	Filing party:______________________________________
(4)	Date filed:_______________________________________

DREYFUS U.S. MORTGAGE FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

July 2, 2018

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders of Dreyfus U.S. Mortgage Fund (the "Fund"), a series of Dreyfus Premier GNMA Fund, Inc. (the "Company"). At the Special Meeting, shareholders of the Fund will be asked to approve a sub-investment advisory agreement (the "Sub-Advisory Agreement") between the Fund's investment adviser, The Dreyfus Corporation ("Dreyfus"), on behalf of the Fund, and Amherst Capital Management LLC ("Amherst Capital"). Amherst Capital, a subsidiary of Amherst Holdings, LLC ("Amherst Holdings"), currently serves as the Fund's sub-investment adviser pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") with Dreyfus, effective June 29, 2018 (the "Effective Date").

Prior to the Effective Date, Amherst Capital was an indirect, majority-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the ultimate parent company of Dreyfus, and the Fund's portfolio managers were dual employees of Dreyfus and Amherst Capital and managed the Fund in their capacity as employees of Dreyfus. On the Effective Date, Amherst Holdings acquired all of BNY Mellon's indirect equity interest in Amherst Capital (the "Transaction") and the Fund's portfolio managers became employees of Amherst Capital only. To enable the Fund's portfolio managers to provide day-to-day management of the Fund's investments as employees of Amherst Capital after the Transaction, the Board of Directors of the Company (the "Board") approved the Interim Sub-Advisory Agreement, which did not require shareholder approval before it went into effect on the Effective Date, and the Sub-Advisory Agreement, which requires approval by a majority of the Fund's outstanding voting securities before it can go into effect. The Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval of the Sub-Advisory Agreement. Therefore, the Board has called the Special Meeting to seek shareholder approval of the Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund.

There will be no increase in the advisory fee payable by the Fund to Dreyfus as a consequence of the Transaction and the sub-advisory fee payable to Amherst Capital under the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement will be payable by Dreyfus, not the Fund. The Fund's investment strategy, management policies and portfolio managers did not change in connection with the implementation of the Interim Sub-Advisory Agreement and will not change in connection with the implementation of the Sub-Advisory Agreement.

After careful review, the Board has unanimously approved the Sub-Advisory Agreement, subject to shareholder approval. The Board recommends that you read the enclosed materials carefully and then vote to approve the Sub-Advisory Agreement.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call
1-800-DREYFUS.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Premier GNMA Fund, Inc.

dreyfus U.S. MORTGAGE fund

Notice of Special Meeting of Shareholders

To Be Held on August 22, 2018

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus U.S. Mortgage Fund (the "Fund"), a series of Dreyfus Premier GNMA Fund, Inc., will be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, August 22, 2018 at 10:00 a.m., for the following purposes:

1.	To approve a sub-investment advisory agreement between Dreyfus, on behalf of the Fund, and Amherst Capital Management LLC; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record as of the close of business on June 12, 2018 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors,

James Bitetto
Secretary
New York, New York
July 2, 2018

WE NEED YOUR PROXY VOTE.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

dreyfus U.S. MORTGAGE fund

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Wednesday, August 22, 2018

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Dreyfus Premier GNMA Fund, Inc. (the "Company"), on behalf of Dreyfus U.S. Mortgage Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, August 22, 2018 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Shareholders of record as of the close of business on June 12, 2018 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class on the Proposal.

Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Proposal except as to broker non-votes as described under the heading "Voting Information—Proxies, Quorum and Voting at the Meeting." If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is July 6, 2018. To reduce expenses, only one copy of this Proxy Statement will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request.

The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166. A copy of the Fund's most recent Annual Report is available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND A COPy OF THE FUND'S MOST RECENT

ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT

https://im.bnymellon.com/proxymaterials

1

PROPOSAl: approval of a sub-investment advisory agreemEnt

Introduction

Amherst Capital Management LLC ("Amherst Capital"), a subsidiary of Amherst Holdings, LLC ("Amherst Holdings"), currently serves as the Fund's sub-investment adviser pursuant to an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") with Dreyfus, the Fund's investment adviser, effective June 29, 2018 (the "Effective Date"). Prior to the Effective Date, The Bank of New York Mellon Corporation ("BNY Mellon"), the ultimate parent company of Dreyfus, owned 51% of Amherst Capital through its indirect subsidiary BNYM RECAP Holdings, LLC, and the Fund's portfolio managers were dual employees of Dreyfus and Amherst Capital and managed the Fund in their capacity as employees of Dreyfus. On the Effective Date, BNY Mellon exchanged its majority interest in Amherst Capital for a minority interest in Amherst Holdings (the "Transaction") and the Fund's portfolio managers became employees of Amherst Capital only.

To enable the Fund's portfolio managers to provide day-to-day management of the Fund's investments as employees of Amherst Capital after the Transaction, Dreyfus recommended and the Company's Board approved the Interim Sub-Advisory Agreement, which did not require shareholder approval before it went into effect on the Effective Date, and a sub-investment advisory agreement between Dreyfus, on behalf of the Fund, and Amherst Capital (the "Sub-Advisory Agreement"), which requires approval by a majority of the Fund's outstanding voting securities before it can go into effect. The Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval of the Sub-Advisory Agreement. Therefore, the Board has called the Meeting to seek shareholder approval of the Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund.

There will be no increase in the advisory fee payable by the Fund to Dreyfus as a consequence of the Transaction and the sub-advisory fee payable to Amherst Capital under the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement will be payable by Dreyfus, not the Fund. The Fund's investment strategy, management policies and portfolio managers did not change in connection with the implementation of the Interim Sub-Advisory Agreement and will not change in connection with the implementation of the Sub-Advisory Agreement. Dreyfus and Amherst Capital have represented to the Board that there would be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the Interim Sub-Advisory Agreement or the Sub-Advisory Agreement. If approved by shareholders at the Meeting, the Sub-Advisory Agreement will go into effect shortly thereafter.

The Transaction was not contingent on shareholder approval of the Sub-Advisory Agreement. If shareholders do not approve the Sub-Advisory Agreement, Amherst Capital would no longer serve as the Fund's sub-adviser pursuant to the Interim Sub-Advisory Agreement and the Board would take such actions as it deems to be in the best interests of the Fund, which may include resubmitting the Sub-Advisory Agreement to shareholders for approval or making other sub-advisory or portfolio management arrangements for the Fund.

Information About Dreyfus and Amherst Capital

Dreyfus

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as investment adviser to the Fund, subject to the supervision of the Board. Founded in 1947, Dreyfus manages approximately

2

$252 billion in 149 mutual fund portfolios. Dreyfus, a wholly-owned subsidiary of BNY Mellon, is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $33.5 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Dreyfus provides management services to the Fund pursuant to the management agreement (the "Management Agreement") between the Company, on behalf of the Fund, and Dreyfus, dated August 24, 1994, amended as of May 1, 2018. Pursuant to the Management Agreement, and subject to the supervision and approval of the Board, Dreyfus provides investment management of the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information as from time to time in effect. The Management Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or Dreyfus (the "Independent Board Members"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was last approved by the Board for a one-year continuance at a meeting held on October 30-31, 2017 (the "October Meeting"), and by the Fund's shareholders on August 2, 1994. A discussion regarding the basis for the Board's approval of the continuance of the Management Agreement is available in the Fund's Semi-Annual Report for the six-months ended October 31, 2017. The Board, including a majority of the Independent Board Members, approved an amendment to the Management Agreement at an in-person meeting held on April 30, 2018 (the "April Meeting") to specifically permit Dreyfus to enter into sub-investment advisory agreements with one or more sub-advisers. Amherst Capital has been approved by the Board to serve as sub-investment adviser to the Fund pursuant to the Interim Sub-Advisory Agreement and, subject to shareholder approval, pursuant to the Sub-Advisory Agreement.

The Fund has agreed to pay Dreyfus a management fee at an annual rate of 0.60% of the value of the Fund's average daily net assets. For the Fund's fiscal year ended April 30, 2018, the Fund paid Dreyfus $2,271,675 pursuant to the Management Agreement.

Amherst Capital

Amherst Capital, located at 444 Madison Avenue, 19th Floor, New York, New York 10022, is a registered investment adviser specializing in U.S. mortgage and real estate investment strategies. Amherst Capital was established in 2014 as an indirect, majority-owned subsidiary of BNY Mellon through a strategic partnership between BNY Mellon and Amherst Holdings. As part of that strategic partnership prior to the Effective Date, BNY Mellon owned 51% of Amherst Capital's Class A shares through its indirect subsidiary BNYM RECAP Holdings, LLC, and Amherst Holdings owned 49% of Amherst Capital's Class A Shares. As of December 31, 2017, Amherst Capital had responsibility for managing approximately $6 billion in assets.

As a result of the Transaction, as of the Effective Date, Amherst Capital became a subsidiary of Amherst Holdings. Amherst Holdings, headquartered in Austin, Texas, is a data, analytic and research

3

focused financial services holding company with expertise in the real estate, mortgage and related structured finance markets. Amherst Holdings sponsors and develops companies that seek to help investors underwrite and manage their U.S. real estate investments. BNY Mellon is not an affiliate of Amherst Holdings, although BNY Mellon owns a minority interest in Amherst Holdings as of the Effective Date. Upon completion of the Transaction, the persons responsible for portfolio management of the Fund before the Effective Date continued in their roles as employees of Amherst Capital.

As sub-adviser to the Fund, Amherst Capital, subject to Dreyfus' supervision, provides investment advisory assistance and research and the day-to-day management of the Fund's investments. In selecting investments for the Fund, the Fund's portfolio managers begin with a macroeconomic view and consider the overall risk environment in light of broad portfolio themes and overall portfolio quality in relation to the Fund's current positions. Potential purchases and sales of securities are viewed on an absolute and relative value basis in relation to other potential opportunities available to the Fund. Amherst Capital has no current plans to change the manner in which investments are selected for the Fund's portfolio as a result of the Transaction.

Karen Gemmett and Eric Seasholtz are the Fund's co-primary portfolio managers, positions they have held since December 2016, and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Prior to the Effective Date, Ms. Gemmett and Mr. Seasholtz managed the Fund in their capacity as employees of Dreyfus. As of the Effective Date, they serve as the Fund's co-primary portfolio managers as employees of Amherst Capital pursuant to the terms of the Interim Sub-Advisory Agreement and, subject to shareholder approval, pursuant to the terms of the Sub-Advisory Agreement. Ms. Gemmett and Mr. Seasholtz previously were additional portfolio managers of the Fund since April 2012 and November 2015, respectively. Ms. Gemmett is a director and portfolio manager at Amherst Capital responsible for residential mortgage-backed securities research and analysis, a position she has held since November 2015. Prior to joining Amherst Capital, Ms. Gemmett served as an interest rate strategies analyst at Standish Asset Management Company, LLC from May 2004 until November 2015. Mr. Seasholtz is a director and portfolio manager at Amherst Capital, where he has been employed since September 2015. Prior to joining Amherst Capital, Mr. Seasholtz served as a portfolio manager and managing partner at Ridgevale Capital from June 2014 until September 2015. From September 2013 until June 2014, he was the director of research at Providence Investment Management, LLC. Prior thereto, he was a vice president and senior portfolio manager at E*Trade Global Asset Management, Inc. from August 2001 until December 2012. Ms. Gemmett and Mr. Seasholtz also were employees of Dreyfus from November 2015 until the Effective Date. After the Effective Date, they no longer were employees of Dreyfus.

Amherst Capital does not currently serve as investment adviser or sub-adviser to any registered investment companies which have a similar investment objective and similar investment management policies as the Fund.

The names and principal occupations of the principal executive officers of Amherst Capital are: Sean A. Dobson, Chief Executive Officer and Chief Investment Officer; Sandeep Bordia, Head of Research and Analytics; Banu Roso, Head of Business Management; and Jason J. Rottinger, Chief Compliance Officer. The address of each principal executive officer listed above, as it relates to the person's position with Amherst Capital, is 444 Madison Avenue, 19th Floor, New York, New York 10022.

None of the Company's Board members has, or has had, any material interest in, or a material interest in a material transaction or proposed transaction with Amherst Capital or Amherst Holdings since the beginning of the Fund's most recently completed fiscal year.

4

Sub-Advisory Agreement

The following discussion is a description of the material terms of the Sub-Advisory Agreement. The form of the Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement.

The Sub-Advisory Agreement was approved by the Company's Board at the April Meeting, which was called, among other reasons, for the purpose of approving the Sub-Advisory Agreement. If approved by Fund shareholders, the Sub-Advisory Agreement will continue until November 30, 2018, and thereafter is subject to annual approval by the Board, including a majority of the Independent Board Members. Dreyfus has agreed to pay Amherst Capital under the Sub-Advisory Agreement a sub-investment advisory fee at an annual rate of 0.29% of the value of the Fund's average daily net assets.

Pursuant to the Sub-Advisory Agreement, Amherst Capital, subject to the supervision and approval of Dreyfus and the Board, would provide investment advisory assistance and research and the day-to-day management of the Fund's investments. Amherst Capital, among other duties, will obtain and provide investment research and supervise the Fund's investments and will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets, including the placing of portfolio transactions for execution with either the issuer directly or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or other entities. Amherst Capital also will perform certain other administrative and compliance-related functions in connection with the management of the Fund's assets. In accordance with the Sub-Advisory Agreement and procedures adopted by the Board, Amherst Capital may effect Fund portfolio transactions through a broker affiliated with the Fund, Dreyfus, the Fund's principal underwriter or Amherst Capital, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by applicable law.

The Sub-Advisory Agreement provides that Amherst Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company, the Fund, the Fund's shareholders or Dreyfus, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Amherst Capital's duties, or by reason of Amherst Capital's reckless disregard of its obligations and duties, under the Sub-Advisory Agreement. In addition, the Sub-Advisory Agreement provides that Amherst Capital indemnify and hold harmless Dreyfus, the Company and the Fund, and that Dreyfus indemnify and hold harmless Amherst Capital, against certain losses, claims, damages, liabilities or litigation.

Amherst Capital will be compensated by Dreyfus from the management fee that Dreyfus receives from the Fund. There will be no increase in the advisory fee paid by the Fund to Dreyfus as a consequence of the implementation of the Sub-Advisory Agreement. Amherst Capital will bear all expenses incurred by it in connection with the performance of its services under the Sub-Advisory Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by Dreyfus) will be borne by the Fund.

The Sub-Advisory Agreement is subject to annual approval by the Board, including a majority of the Independent Board Members. The Sub-Advisory Agreement is terminable without penalty by: (i) Dreyfus on not more than 60 days' notice to Amherst Capital; (ii) the Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to Amherst Capital; or (iii) Amherst Capital on not less than 90 days' notice to the Company and Dreyfus. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its "assignment" as such term is defined under the 1940 Act or the Investment Advisers Act of 1940, as amended. In addition, the Sub-Advisory Agreement provides that it will terminate if the Management Agreement terminates for any reason.

5

Interim Sub-Advisory Agreement

As the Transaction was not contingent on shareholder approval of the Sub-Advisory Agreement, the Transaction occurred prior to the Fund being able to obtain shareholder approval of the Sub-Advisory Agreement. To ensure that the Fund was provided with continuity of portfolio management after the Effective Date, the Board approved at the April Meeting the Interim Sub-Advisory Agreement. In accordance with the requirements of no-action relief granted by the staff of the Securities and Exchange Commission's Division of Investment Management and Rule 15a-4 under the 1940 Act, the Interim Sub-Advisory Agreement has a maximum term of 150 days from the Effective Date.

There are no material differences between the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement, except for the term and termination provisions. In addition, the Interim Sub-Advisory Agreement contains provisions required by the no-action relief and Rule 15a-4 under the 1940 Act, which state that the fee payable by Dreyfus to Amherst Capital must be paid into an interest-bearing escrow account with the Fund's custodian or a bank for the period during which the Interim Sub-Advisory Agreement is in effect. The Sub-Advisory Agreement will replace the Interim Sub-Advisory Agreement if it is approved by shareholders. If shareholders approve the Sub-Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to Amherst Capital. If shareholders do not approve the Sub-Advisory Agreement by the end of the 150-day period, Amherst Capital will be paid, out of the escrow account, the lesser of: (i) Amherst Capital's costs incurred in performing its duties under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Considerations of the Board

BNY Mellon publicly announced the Transaction on May 14, 2018. At the April Meeting, the Board discussed the Transaction and Dreyfus recommended the approval of the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund after the Effective Date. At the April Meeting, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement and the engagement of Amherst Capital as the Fund's sub-adviser, subject to shareholder approval, and the Interim Sub-Advisory Agreement that would go into effect for a limited period of time after the Effective Date. The Board, including the Independent Board Members, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the April Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and Dreyfus and Amherst Capital provided, materials relating to the Transaction, Amherst Capital and Amherst Holdings in connection with the Board's consideration of whether to approve the Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Amherst Capital as well as information regarding Amherst Holdings and its business activities, personnel and affiliates. The Board noted that Dreyfus and Amherst Capital represented that there would be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the Sub-Advisory Agreement and that the persons responsible for portfolio management of the Fund in their capacity as employees of Dreyfus were anticipated to remain the same and provide portfolio management of the Fund in their capacity as employees of Amherst Capital after the Effective Date. Accordingly, the Board also considered information presented to them as part of the annual agreement review process at the October Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act. It was noted that the Transaction would comply with Section 15(f) of the 1940 Act in that 75% or more of the Company's Board was comprised of Independent Board Members and would remain so for

6

three years following the Effective Date, and that no "unfair burden" (as defined in the 1940 Act) would be imposed on the Fund by Amherst Capital during the two-year period following the Effective Date.

In voting to approve the Sub-Advisory Agreement, the Board considered whether the approval of the Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Board Members were represented by legal counsel that is independent of Amherst Capital in connection with their consideration of approval of the Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. The factors discussed below were also considered by the Independent Board Members in executive sessions during which such independent legal counsel provided guidance and a written description to the Independent Board Members of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements. Based on their discussions and considerations described below, the Board, including the Independent Board Members, approved the Interim Sub-Advisory Agreement for the Fund that would go into effect, without shareholder approval, for a limited period of time after the Effective Date and the Sub-Advisory Agreement, subject to shareholder approval. It is currently anticipated that the Sub-Advisory Agreement, if approved by shareholders, will be reviewed by the Board as part of its annual review of advisory arrangements for the Fund in the fourth quarter of 2018.

Nature, Extent and Quality of Services to be Provided under the Sub-Advisory Agreement. In examining the nature, extent and quality of the services to be provided by Amherst Capital to the Fund under the Sub-Advisory Agreement, the Board considered (i) Amherst Capital's organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Amherst Capital's expertise in providing portfolio management services to the Fund through dual employees and the performance history of the Fund; (iii) Amherst Capital's investment strategy for the Fund; (iv) the Fund's long- and short-term performance relative to comparable mutual funds and unmanaged indices; and (v) Amherst Capital's compliance program. The Board specifically took into account that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the Fund as a result of the Transaction or in connection with the implementation of the Sub-Advisory Agreement. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the Fund by Amherst Capital, and the fact that the persons responsible for portfolio management of the Fund before the Effective Date were anticipated to remain the same as employees solely of Amherst Capital after the Effective Date. The Board also considered the financial resources that will be available to Amherst Capital. The Company's Chief Compliance Officer discussed the compliance infrastructure of the Fund following the Transaction. The Board also discussed the acceptability of the terms of the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement.

The Board concluded that the Fund would continue to benefit from the quality and experience of Amherst Capital's investment professionals who would continue to provide services to the Fund after the Transaction as employees solely of Amherst Capital. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by Amherst Capital.

Fund Investment Performance. Because the investment professionals responsible for the portfolio management of the Fund in their capacity as employees of Dreyfus before the Effective Date would remain the same as employees solely of Amherst Capital after the Effective Date, the Board members considered the investment performance of those investment professionals in managing the Fund's portfolio as a factor in evaluating the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement.

7

At the October Meeting, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent provider of investment company data, which included information comparing the Fund's performance with the performance of a group of comparable funds and with a broader group of funds, all for various periods ended September 30, 2017. Dreyfus also provided a comparison of the Fund's calendar year total returns to the returns of the Fund's benchmark index. In its consideration of the Fund's performance during the October Meeting, the Board noted that it had approved changes to the Fund's investment strategy to be effective as of November 1, 2017 that could improve fund performance. At the April Meeting, the Board referred to additional information on Fund performance for various periods ended February 28, 2018. This information showed that the Fund's total return and yield performance was competitive with that of comparable funds and the Fund's benchmark index for the periods reviewed. Based on its review, the Board concluded that it was generally satisfied with the Fund's performance and portfolio management.

The Board members discussed with representatives of Dreyfus and Amherst Capital that the investment strategies to be employed by Amherst Capital in the management of the Fund's assets are currently expected to remain the same under the Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the Fund would remain the same following the Transaction as employees solely of Amherst Capital. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the proposed fee would be paid by Dreyfus and, thus, would not impact the fees paid by the Fund. At the October Meeting, the Board reviewed and considered the contractual management fee payable by the Fund to Dreyfus pursuant to the Management Agreement. The Board reviewed reports prepared by Broadridge which included information comparing the Fund's actual and contractual management fees and total expenses with those of a group of comparable funds and with a broader group of funds, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis, and discussed the results of the comparisons.

At the April Meeting, the Board considered the fee payable to Amherst Capital in relation to the fee paid to Dreyfus by the Fund and the respective services provided by Amherst Capital and Dreyfus. The Board concluded that the proposed fee payable by Dreyfus to Amherst Capital in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Amherst Capital would be paid by Dreyfus, and not the Fund, an analysis of profitability was more appropriate in the context of the Board's consideration of the Management Agreement. At the October Meeting, the Board received and considered a profitability analysis of Dreyfus and its affiliates in providing services to the Fund. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the Fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.

At the April Meeting, the Board noted that, because Amherst Capital would no longer be an affiliate of Dreyfus after the Effective Date, the fee payable to Amherst Capital by Dreyfus under the Sub-Advisory Agreement would have the effect of potentially reducing Dreyfus' profitability with respect to the Fund. Therefore, the Board determined that Dreyfus' expected profitability should not be excessive in

8

light of the nature, extent and quality of the services to be provided to the Fund after the Transaction. Consideration of profitability with respect to Amherst Capital was not relevant to the Board's determination to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement.

Economies of Scale. The Board recognized that, because the proposed fee payable under the Sub-Advisory Agreement to Amherst Capital would be paid by Dreyfus, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board's consideration of the Management Agreement. At the October Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the Fund's assets. The Board noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the April Meeting, the Board noted that no material impact to the analysis of economies of scale is expected as a result of the Transaction. Therefore, consideration of economies of scale was not relevant to the Board's determination to approve the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement.

Other Benefits to Amherst Capital. At the April Meeting, the Board considered whether there were any other potential benefits to Amherst Capital from acting as sub-investment adviser and noted that no such ancillary benefits were indicated.

At the April Meeting, the Board also considered the benefits to be received by BNY Mellon and Amherst Holdings as a result of the Transaction and determined that any such ancillary benefits were reasonable. The Board considered that BNY Mellon was receiving a minority interest in Amherst Holdings in exchange for the 51% equity interest in Amherst Capital and that Amherst Holdings would obtain all of Amherst Capital.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including all of the Independent Board Members, unanimously approved, and recommends that shareholders of the Fund approve, the Sub-Advisory Agreement for the Fund.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides, in part, that when a sale of an interest in an investment adviser of a registered investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Dreyfus, Amherst Capital and the Fund have agreed to comply with the conditions of Section 15(f) of the 1940 Act.

9

*            *            *

REQUIRED VOTE AND THE BOARD'S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT BOARD
MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" THE PROPOSAL.

*            *            *

VOTING INFORMATION

PROXIES, QUORUM AND VOTING AT THE MEETING

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposal. Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. A broker "non-vote" is a proxy from a broker or nominee who does not have discretionary power to vote Fund shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Proposal.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33⅓%) of the Fund's outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, the Chair of the Meeting has the power to adjourn the Meeting from time to time without notice, other than announcement at the Meeting, until such quorum is present. The Chair of the Meeting or the Company's Board may determine to postpone the Meeting or adjourn the Meeting (including in the event a quorum is present) in the sole discretion of the Chair or Board for any reason, including, to solicit sufficient votes to approve a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.

With respect to Fund shares for which Dreyfus or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of Dreyfus, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or

10

"ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other IRA shareholders.

METHODS OF SOLICITATION AND EXPENSES

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, which is expected to total approximately $125,000, will be borne by Dreyfus and/or Amherst Capital or their affiliates. In addition to the use of the mail, proxies may be solicited personally or by telephone, and Dreyfus and/or Amherst Capital or their affiliates may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, Dreyfus will retain AST Fund Solutions, LLC ("AST") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $12,000, plus any out of pocket expenses, such cost to be borne by Dreyfus and/or Amherst Capital or their affiliates, and is included in the estimated total expenses listed above. Dreyfus has agreed to indemnify AST and related parties against certain liabilities and expenses arising out of its services in connection with the Meeting.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card. Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

*            *            *

ADDITIONAL INFORMATION

OTHER FUND SERVICE PROVIDERS

BNY Mellon, located at 225 Liberty Street, New York, New York 10286, serves as custodian for the assets of the Fund pursuant to a custody agreement with the Fund. For the Fund's fiscal year ended April 30, 2018, BNY Mellon charged the Fund $63,981 pursuant to the custody agreement.

MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as distributor (i.e., principal underwriter) of the Fund's shares pursuant to a distribution agreement with the Fund.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's transfer and dividend disbursing agent. For the Fund's fiscal year ended April 30, 2018, Dreyfus Transfer, Inc. charged the Fund $195,591 for transfer agency services.

11

PAYMENTS TO AFFILIATED BROKERS

During the Fund's most recent fiscal year ended April 30, 2018, the Fund did not pay any commissions to affiliated brokers.

CERTAIN BENEFICIAL OWNERSHIP

As of May 31, 2018, the Fund had 2,162,115.368 Class A shares, 123,787.658 Class C shares, 153,658.069 Class I shares, 5,627.715 Class Y shares and 21,470,428.597 Class Z shares issued and outstanding. Class T shares were not offered as of May 31, 2018. Set forth below for the Fund is information as to those shareholders known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities as of May 31, 2018. Shareholders of the Fund will vote as a single class on the Proposal.

Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

Class A

	Pershing LLC Pershing Division Transfer Dept. P.O. Box 2052 – 7th Floor Jersey City, NJ 07303-2052	228,938.953	10.5887%

	UBS Wealth Management USA For the Benefit of UBS Customers 1000 Harbor Blvd. Weehawken, NJ 07086-6761	136,099.564	6.2947%

Class C

	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard - 4th Floor Jersey City, NJ 07310-0000	23,663.955	19.1166%

	UBS Wealth Management USA For the Benefit of UBS Customers 1000 Harbor Blvd. Weehawken, NJ 07086-6761	16,480.984	13.3139%

	Merrill Lynch, Pierce, Fenner & Smith For the Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	12,109.031	9.7821%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11,156.802	9.0129%

	Raymond James Omnibus for Mutual Funds
	880 Carillon Parkway Saint Petersburg, FL 33716-1102	10,732.118	8.6698%

12

Name of Class	Name and Address of Shareholder	Amount of Outstanding Shares of Class Held	Percentage of Outstanding Shares of Class Held

	Patricia G. Bowdish Lisbon, NY	7,662.923	6.1904%

	Morgan Stanley & Company Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	7,510.278	6.0671%

Class I

	UBS Wealth Management USA For the Benefit of UBS Customers 1000 Harbor Blvd. Weehawken, NJ 07086-6761	56,294.554	36.6362%

	Merrill Lynch, Pierce, Fenner & Smith For the Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	26,467.407	17.2249%

	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	25,855.625	16.8267%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15,141.547	9.8541%

	Stifel Nicolaus & Co. Inc. For the Benefit of Its Customers 501 North Broadway Saint Louis, MO 63102-2188	11,460.903	7.4587%

	Wells Fargo Clearing Service 2801 Market Street Saint Louis, MO 63103-2523	10,296.320	6.7008%

Class Y

	Janney Montgomery Scott LLC Deborah M. Impagliazzo IRA Philadelphia, PA	5,561.969	98.8317%

Class Z

	None	N/A	N/A

13

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of May 31, 2018, Board members and officers of the Fund, as a group, owned less than 1% of the outstanding voting shares of the Fund.

*            *            *

OTHER MATTERS

The Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for the Fund's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting and meet certain other requirements. Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. The fact that the Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

*            *            *

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: July 2, 2018

14

EXHIBIT A

SUB-ADVISORY AGREEMENT

THE DREYFUS CORPORATION
200 Park Avenue
New York, New York 10166

[_______], 2018

Amherst Capital Management LLC

444 Madison Avenue, 19th Floor

New York, New York 10022

Ladies and Gentlemen:

Dreyfus Premier GNMA Fund, Inc. (the "Company") desires to employ the capital of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Fund"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the relevant Fund's Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Company's Board. The Company employs The Dreyfus Corporation (the "Adviser") to act as the Fund's investment adviser pursuant to a written agreement (the "Management Agreement"), a copy of which has been furnished to you. The Adviser is authorized by the Company to, and desires to, retain you, and you hereby agree to accept such retention, to act as the Fund's sub-investment adviser with respect to that portion of the Fund's assets which may be assigned to you from time to time (the "sub-advised assets").

In connection with your serving as sub-investment adviser to the Fund, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Company's behalf in any such respect.

Subject to the supervision and approval of the Adviser and the Company's Board, you will provide investment management of the sub-advised assets. Your advisory duties and responsibilities hereunder shall pertain only to the sub-advised assets. You will provide such investment management subject to and in accordance with (i) the Fund's investment objective(s), policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect, or in any supplements thereto, and provided to you by the Adviser; (ii) any applicable procedures or policies adopted or approved by the Adviser or the Company's Board with respect to the Fund as from time to time in effect and furnished in writing to you; (iii) the requirements applicable to registered investment companies under applicable laws, including without limitation the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, and the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the rules and regulations thereunder applicable to qualification as a "regulated investment company"; and (iv) any written

A-1

instructions which the Adviser or the Company's Board may issue to you from time to time; provided, however, that you shall not be bound by any update, modification or amendment of such documents or other procedures or policies of the Fund, the Company or the Adviser unless and until you have been given notice thereof in accordance with this Agreement and have been provided with a copy of such update, modification or amendment. In connection therewith, you (a) will obtain and provide investment research and supervise the Fund's investments with respect to the sub-advised assets and (b) will conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the sub-advised assets, including the placing of portfolio transactions for execution either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others. You agree that, in the placing of portfolio transactions for execution, you will attempt to obtain the best net result in terms of price and execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker or dealer's services. Consistent with this obligation and in accordance with applicable securities laws, you, in your discretion, may cause the Fund to purchase and sell portfolio securities from and to brokers and dealers who provide you with research, analysis, advice and similar services. You may cause the Fund to pay to brokers and dealers, in return for such research and analysis, a higher commission than may be charged by other brokers and dealers, subject to your good faith determination that such commission is reasonable in relation to the value of the services provided by such brokers or dealers in terms either of the particular transaction or of your overall responsibility to the Company, the Fund and your other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term and, if applicable, subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Such authorization is subject to termination at any time by the Company's Board for any reason. In addition, you are authorized to allocate purchase and sale orders for portfolio securities to brokers and dealers that are affiliated with you, the Adviser, the Fund's principal underwriter or any other sub-investment adviser to the Fund if you believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Company's Rule 17e-1 procedures as they may be provided to you by the Adviser from time to time. In no instance may portfolio securities be purchased from or sold to you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or any person affiliated with you, the Adviser, the Fund's principal underwriter, any other sub-investment adviser to the Fund or the Fund, except in accordance with the applicable securities laws and the rules and regulations thereunder, including Rules 17a-7 and 17a-10 under the Investment Company Act, and any exemptive order then currently in effect. The Adviser will periodically provide you with a list of the affiliates of the Adviser, the Fund or the Fund's principal underwriter to which investment or trading restrictions apply, and will specifically identify in writing (x) all publicly traded companies in which the Fund may not invest, together with ticker symbols for all such companies, and (y) any affiliated brokers and any restrictions that apply to the use of those brokers by the Fund.

You shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Company or the Fund in any way or otherwise be deemed an agent of the Adviser, the Company or the Fund, and nothing in this Agreement shall be construed as making the Adviser, the Company or the Fund a partner or co-venturer with you or any of your affiliates. You shall utilize counterparties for brokerage, futures and options clearing, ISDA purposes and trade execution under agreements set up in the name of the Fund. You shall be responsible for managing any collateral and margin requirements associated with investments made for the sub-advised assets.

A-2

Proxies of companies whose shares are part of the sub-advised assets shall be voted as described in the Fund's Prospectus and Statement of Additional Information, and you shall not be required to assume any responsibility for the voting of such proxies without your prior consent. You are authorized and agree to act on behalf of the Fund with respect to any reorganizations, exchange offers and other voluntary corporate actions in connection with securities held in the sub-advised assets in such manner as you deem advisable, unless the Fund or the Adviser otherwise specifically directs in writing. You shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping or custody of the sub-advised assets. The Adviser shall furnish you with copies of the Fund's Prospectus, Statement of Additional Information and shareholder reports. You will be provided the opportunity to review and approve any description of you and your investment process set forth in the Fund's Prospectus, Statement of Additional Information and shareholder reports, or in the Fund's marketing materials. The Adviser also will furnish you with copies of Prospectus or Statement of Additional Information supplements that disclose any changes to the Fund's investment objective, policies, strategies or restrictions and you will have a reasonable period of time to implement such changes with respect to the sub-advised assets.

You will furnish to the Adviser or the Company such information, with respect to the investments which the Fund may hold or contemplate purchasing in connection with the sub-advised assets, as the Adviser or the Company may reasonably request. The Company and the Adviser wish to be informed of important developments materially affecting the management of the sub-advised assets and shall expect you, on your own initiative, to furnish to the Company or the Adviser from time to time such information as you may believe appropriate for this purpose. In connection therewith, you will notify the Adviser if you become aware of any bankruptcy proceedings, securities litigation class actions or settlements affecting the investments which the Fund holds or has held in the sub-advised assets. You shall have no responsibility or obligation to take any action with respect to any bankruptcy proceedings, class action litigation or settlements affecting the sub-advised assets. Upon reasonable request, you will make available your portfolio managers named in the Fund's Prospectus and/or Statement of Additional Information from time to time to meet with the Company's Board and/or the Adviser to review the sub-advised assets.

You will maintain all required books and records with respect to the securities transactions of the Fund for the sub-advised assets in accordance with all applicable laws, and in compliance with the requirements of the rules under Section 31 of the Investment Company Act, and will furnish the Company's Board and the Adviser with such periodic and special reports as the Company's Board or the Adviser reasonably may request. You hereby agree that all records which you maintain for the Company or the Adviser are the property of the Company or the Adviser, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Company or the Adviser and which are required to be maintained, and further agree to surrender promptly to the Company or the Adviser any records which you maintain for the Company or the Adviser upon request by the Company or the Adviser, provided that you shall have reasonable opportunity to create and maintain copies of applicable records.

The Adviser and you each agree to comply with applicable laws, rules and regulations, including the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the Investment Company Act. You will promptly notify the Company's Chief Compliance Officer (a) in the event the Securities and Exchange Commission or other governmental authority has censured you, placed

A-3

limitations upon your activities, functions or operations, suspended or revoked your registration, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; or (b) upon becoming aware of any material fact relating to you that is not contained in the Fund's Registration Statement, Prospectus or Statement of Additional Information, and is required to be stated therein or necessary in order to make the statements therein not misleading (or, in the case of the Fund's Prospectus and Statement of Additional Information, is required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading), or of any statement contained therein that becomes untrue in any material respect. Upon request, and in accordance with the scope of your obligations and responsibilities contained in this Agreement, you will provide reasonable assistance to the Company in connection with the Fund's compliance with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, and Rule 38a-1 under the Investment Company Act. Such assistance shall include, but not be limited to, (i) providing the Company's Chief Compliance Officer upon request with copies of your compliance policies and procedures; (ii) certifying periodically, upon the request of the Company's Chief Compliance Officer, that you are in compliance with all applicable "federal securities laws," as required by Rule 38a-1 under the Investment Company Act, and Rule 206(4)-7 under the Investment Advisers Act; (iii) facilitating and cooperating with the Company's Chief Compliance Officer to evaluate the effectiveness of your compliance controls; (iv) providing the Company's Chief Compliance Officer with direct access to your compliance personnel; (v) providing the Company's Chief Compliance Officer with periodic reports; and (vi) promptly providing the Company's Chief Compliance Officer with special reports in the event of material compliance violations. Upon request, you will provide certifications to the Company, in a form satisfactory to the Company, to be relied upon by the Company's officers certifying the Company's periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act.

In consideration of services rendered pursuant to this Agreement, the Adviser will pay you on the first business day of each month, out of the management fee it receives and only to the extent thereof, a fee at the annual rate set forth on Schedule 1 hereto. If the Adviser reduces or waives all or a portion of the management fee it is entitled to receive from the Fund, the fee payable to you pursuant to this Agreement may be reduced or waived as you and the Adviser mutually agree in writing. The fee for the period from the effective date of this Agreement to the end of the month thereof shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement. For the purpose of determining fees payable to you, the value of the Fund's net sub-advised assets shall be computed in the manner specified in the Fund's then-current Prospectus and Statement of Additional Information for the computation of the value of the Fund's net assets.

Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. You agree to monitor the sub-advised assets and to notify the Adviser on any day that you determine that a significant event has occurred with respect to one or more securities held in the sub-advised assets that would materially affect the value of such securities (provided that you shall not be responsible for providing information based on valuations provided by third party services which value securities based upon changes in one or more broad-based indices). At the request of the Adviser or the Company's Valuation Committee, you agree to

A-4

provide additional reasonable assistance to the Adviser, the Company's Valuation Committee and the Fund's pricing agents in valuing the sub-advised assets, including in connection with fair value pricing of the sub-advised assets.

You will bear all expenses incurred by you in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not the Adviser's or your officers, directors or employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

The Adviser understands that in entering into this Agreement you have relied upon the inducements made by the Company to you under the Management Agreement. The Adviser also understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies, private funds or other pooled investment vehicles and fiduciary or other managed accounts (collectively, the "accounts"), and the Adviser has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more accounts managed by you and which have available funds for investment in the case of a purchase, the available securities will be allocated in a manner believed by you to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

It is also understood that (i) you shall be prohibited from consulting with any other sub-investment adviser to the Fund (including, in the case of an offering of securities subject to Section 10(f) of the Investment Company Act, any sub-investment adviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for the Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act, and (ii) your responsibility regarding investment advice hereunder is limited to the sub-advised assets of the Fund.

In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

You shall exercise your best judgment in rendering the services to be provided hereunder, and the

A-5

Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Company, the Fund, the Fund's security holders, or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Company, the Fund or the Fund's security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties under this Agreement. You shall indemnify and hold harmless the Adviser, the Company and the Fund against any and all losses, claims, damages, liabilities or litigation (including legal fees and other expenses) ("Losses") to which the Adviser, the Company or the Fund become subject arising out of or based on any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements or sales literature pertaining to the Fund or the omission to state therein a material fact known to you that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by you to the Adviser, the Company or the Fund for use therein. The Adviser shall indemnify you and hold you harmless against any and all Losses to which you may become subject arising out of or based on any untrue statement of a material fact contained in the Prospectus and/or Statement of Additional Information, proxy materials, reports, advertisements or sales literature pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by you to the Adviser, the Company or the Fund for use therein. In no event will you have any responsibility for any other series of the Company, for any portion of the Fund's assets not managed by you or for the acts or omissions of any other sub-investment adviser to the Company or the Fund. In particular, in the event that you manage only a segment of the Fund's assets, you shall have no responsibility for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole, or for the Fund failing to qualify as a regulated investment company under the Internal Revenue Code, if the securities and other holdings of the segment of the Fund's assets managed by you are such that your segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Company or a separate regulated investment company under the Internal Revenue Code, unless such violation was due to your failure to comply with written guidelines adopted by the Company or the Adviser and provided to you.

As to each Fund, this Agreement shall continue until the date set forth opposite such Fund's name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Fund's name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Company's Board or (ii) vote of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the Investment Company Act) of the Company or any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, this Agreement is terminable without penalty (i) by the Adviser on not more than 60 days' notice to you, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on not more than 60 days' notice to you, or (iii) by you on not less than 90 days' notice to the Company and the Adviser. This Agreement also will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the Investment Company Act or the Investment Advisers Act) and you shall be notified by the Company and

A-6

the Adviser, or you shall notify the Company and the Adviser, as applicable, as soon as possible before any such assignment occurs. In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.

The Adviser acknowledges that, at least 48 hours prior to entering into this Agreement, as required by Rule 204-3 under the Investment Advisers Act, the Adviser has received and has had an opportunity to read a copy of your Form ADV Part 2A (the "Brochure") and a copy of the Form ADV Part 2B, if any, with respect to your personnel with the most significant responsibility for providing advisory services to the Fund (the "Brochure Supplement"). The Adviser agrees that the Brochure and Brochure Supplement, as well as other client communications, may be transmitted to the Adviser electronically.

Unless otherwise indicated on Schedule 1 hereto, the Fund has claimed an exclusion from the definition of a Commodity Pool Operator pursuant to CFTC Rule 4.5 (the "CPO Exclusion") and you shall not manage the sub-advised assets in a manner that would cause the Fund to not qualify for the CPO Exclusion until otherwise approved by the Adviser in writing. If the Fund is identified on Schedule 1 as not claiming the CPO Exclusion and you intend to rely on CFTC Rule 4.7, unless Schedule 1 states to the contrary, the Adviser represents that the Fund is a "qualified eligible person" under the rule, consents to the Fund being treated as an exempt account under the rule, and acknowledges the legend set forth above its signature below.

No provision of this Agreement may be changed, waived or discharged unless signed in writing by the parties hereto. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement may be executed in several counterparts, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement. Nothing in this Agreement shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived. If any one or more of the provisions of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. The rights of indemnification herein shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise by law and shall survive termination of this Agreement.

The Company is expressly made a third party beneficiary of this Agreement with rights as respect to the Fund to the same extent as if it had been a party hereto.

Unless otherwise provided herein or agreed to in writing by the parties, all notices or instructions permitted or required under this Agreement shall be deemed to have been properly given if sent by regular first-class mail, registered mail, private courier, facsimile or electronically and addressed to (or delivered to) the respective party at the address set forth above or at such other address or addresses as shall be specified, in each case, in a notice similarly given. Each party may rely upon any notice from the other party or other communication reasonably believed by the receiving party to be genuine.

A-7

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THAT COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours,

THE DREYFUS CORPORATION

By:
Name:
Title:

Accepted:

Amherst Capital Management LLC

By:
Name:
Title:

A-8

SCHEDULE 1

Name of Fund	Annual Fee as a Percentage of Average Daily Net Sub-Advised Assets	Reapproval Date	Reapproval Day

Dreyfus U.S. Mortgage Fund	0.29%	November 30, 2018	November 30th

A-9

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF DREYFUS U.S. MORTGAGE FUND TO BE HELD ON AUGUST 22, 2018:

THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, THE PROXY STATEMENT AND A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT

https://im.bnymellon.com/proxymaterials

Dreyfus U.S. MORTGAGE Fund

The undersigned shareholder of Dreyfus U.S. Mortgage Fund (the "Fund"), a series of Dreyfus Premier GNMA Fund, Inc. (the "Company"), hereby appoints Sarah S. Kelleher and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 12, 2018, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, August 22, 2018 at 10:00 a.m., and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-877-907-7646.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Dreyfus U.S. MORTGAGE FUND

1.	To approve a sub-investment advisory agreement between Dreyfus, on behalf of the Fund, and Amherst Capital Management LLC.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date